Neuberger Berman Income Funds®

Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration High Income Fund
(the “Funds”)

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated February 28, 2019

Neuberger Berman and the Funds are deeply saddened to share that Patrick Flynn, co-Portfolio Manager of the Funds, passed away unexpectedly on April 23, 2019. Neuberger Berman and the Funds’ Trustees mourn his untimely passing with our colleagues and clients and extend our deepest condolences to his loved ones.

Thomas P. O’Reilly, Russ Covode, Daniel Doyle and Joseph Lind continue to manage the Funds.

The date of this supplement is April 26, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com